GOODWILL	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
GOODWILL

9.	GOODWILL

Goodwill represents the excess of the cost of an acquisition over the fair value of the Company’s share of the identifiable net assets of the business at the date of acquisition. Goodwill is carried at cost less accumulated impairment losses. Goodwill is allocated to each cash generating unit (“CGU”) that is expected to benefit from the synergies of the related business combination. The Company currently has two CGU’s and goodwill is part of the drones segment.

The goodwill represents the value of acquiring the ability to produce a new fixed wing drone that was not part of the Company’s current offering and the expertise and processes acquired through employees brought across with the knowledge to produce these drones.

Management believes that any reasonably possible change in the key assumptions on which Skip’s recoverable amount is based would not cause Skip’s carrying amount to exceed its recoverable amount.

June 30, 2026
Cost
Goodwill on Skip acquisition (note 4)	$2,961,303
Balance at June 30, 2026	$2,961,303

Draganfly Inc. Notes to the Condensed Consolidated Interim Financial Statements For the Three and Six Months Ended June 30, 2026 Expressed in Canadian Dollars (unaudited)